UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2015

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On the Closing (as defined below) of the Acquisition (as defined below), Prologis, L.P. (the “Operating Partnership”) expects to issue to KTR Capital Partners and its affiliates (“KTR”) up to $230 million of common limited partnership units (“OP Units”) in the Operating Partnership at a price of $44.91 per unit. The issuance of OP Units is expected to be undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(a)(2) thereof. The issuance of OP Units is expected not to involve a public offering and to be made without general solicitation or advertising. Each holder of OP Units is expected to represent that, among other things, it is an accredited investor, as such term is defined in Regulation D. OP Units are exchangeable on a one-for-one basis for the common stock, par value $0.01, of Prologis, Inc. (“Prologis”) one year after their issuance.

The information set forth in Item 8.01 of this Form 8-K is incorporated herein by reference in response to this Item 3.02.

Item 7.01.	Regulation FD Disclosure.

On April 19, 2015, Prologis issued a press release announcing the signing of definitive agreements (the “Purchase Agreements”) on April 17, 2015 to acquire the real estate assets and operating platform of KTR. A copy of the press release is furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 7.01 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01.	Other Events.

On April 19, 2015, Prologis announced it has signed the Purchase Agreements to acquire the real estate assets and operating platform of KTR for a total purchase price of approximately $5.9 billion (the “Acquisition”). The properties comprise KTR’s three co-investment funds and will be acquired by Prologis U.S. Logistics Venture, a 55-45 consolidated joint venture with Norges Bank Investment Management, manager of the Norwegian Government Pension Fund Global.

The 60 million square foot operating portfolio comprises 322 properties and aligns with Prologis’ investment strategy with approximately 95 percent overlap with its now existing U.S. portfolio. Specifically, the transaction enhances the company’s position in Southern California, New Jersey, Chicago, South Florida, Seattle and Dallas. The operating properties are 89% occupied and have an average age of 18 years. The Acquisition also includes 3.6 million square feet of development-in-progress and a land bank with a build-out potential of 6.8 million square feet. The total consideration for the Acquisition is approximately $5.9 billion, including the assumption of approximately $700 million of secured mortgage debt (the “Mortgage Indebtedness”) and the issuance of up to $230 million (less assumed liabilities) of OP Units. The transaction is anticipated to close (the “Closing”) in the next 30-60 days and is subject to customary closing conditions.

The consummation of the Acquisition is not subject to a financing condition. Prologis currently anticipates that its share of the purchase price will equal approximately, $3.2 billion. In addition to the assumption of Mortgage Indebtedness, of which our share is approximately $400 million, and the issuance of up to $230 million in OP Units, Prologis may fund its portion of the cash purchase price of the Acquisition through a combination of sources, including any of the following: available cash on hand at the time of Closing, equity and/or debt offerings, asset sales and/or contributions, and borrowings under existing or new credit facilities, including the Facility (as defined below), or other loan agreements. Contemporaneously with Prologis and the Operating Partnership entering into the Purchase Agreements, the Operating Partnership obtained a commitment from Morgan Stanley Senior Funding, Inc. to provide a $1 billion senior unsecured bridge loan facility (the “Facility”), for purposes of financing a part of Prologis’ portion of the cash purchase price and to pay fees and expenses relating to the Acquisition. The Facility will only be entered into if, by the time of the Closing, Prologis does not otherwise raise all of the capital necessary to finance its portion of the cash purchase price from sources other than the Facility.

Cautionary Statement Regarding Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis operates, management’s beliefs and assumptions made by management. Such statements involve uncertainties that could significantly impact Prologis’ financial results. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to rent and occupancy growth, development activity and changes in sales or contribution volume of properties, disposition activity, general conditions in the geographic areas where we operate, our debt and financial position, our ability to form new co-investment ventures and the availability of capital in existing or new co-investment ventures — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates and foreign currency exchange rates, (iii) increased or unanticipated competition for our properties, (iv) risks associated with acquisitions, dispositions and development of properties, (v) maintenance of real estate investment trust status and tax structuring, (vi) availability of financing and capital, the levels of debt that we maintain and our credit ratings, (vii) risks related to our investments in our co-investment ventures and funds, including our ability to establish new co-investment ventures and funds, (viii) risks of doing business internationally, including currency risks, (ix) environmental uncertainties, including risks of natural disasters, and (x) those additional factors discussed in reports filed with the Securities and Exchange Commission by Prologis under the heading “Risk Factors.” Prologis undertakes no duty to update any forward-looking statements appearing in this release.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.

99.1	Press Release dated April 19, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: April 20, 2015	By:	/s/ Michael T. Blair
	Name:	Michael T. Blair
	Title:	Managing Director and Assistant Secretary

PROLOGIS, L.P.
By: Prologis, Inc.,
its General Partner

Date: April 20, 2015	By:	/s/ Michael T. Blair
	Name:	Michael T. Blair
	Title:	Managing Director and Assistant Secretary